Exhibit 10.23.2

SCHEDULE TO EXHIBIT 10.23.2

AMENDMENTS TO WGI RETENTION AGREEMENTS

WITH NAMED EXECUTIVES

EACH DATED AS OF AUGUST 20, 2002

Stephen M. Johnson

George H. Juetten

Thomas H. Zarges

NOTE:  The Amendment to Mr. Johnson’s Retention Agreement is identical in all materials terms to those entered into with Messrs Juetten and Zarges, with the exception that his Retention Bonus is prorated to allow for the time during early 2001 when he was not in the Company’s employ.  Mr. Johnson returned to the employ of the Company on November 12, 2001.